                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                        Date of Report: November 14, 2001
                Date of earliest event reported: October 31, 2001





                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                 State of Texas
                  (State or other jurisdiction of jurisdiction)

                                    000-19580
                            (Commission File Number)

                                   76-0289495
                      (I.R.S. Employer Identification No.)



                       7135 Ardmore, Houston, Texas 77054
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (713) 747-1025


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On October 31, 2001, Industrial Holdings, Inc. ("IHI") signed the Second Amendment to Agreement and Plan of Merger ("Merger Agreement Amendment") by and among IHI, T-3 Energy Services, Inc. ("T-3"), and First Reserve Fund VIII, L. P. ("First Reserve"). The Merger Agreement Amendment is an amendment to the Agreement and Plan of Merger dated May 7, 2001 as so amended ("Merger Agreement") by and among IHI, T-3 and First Reserve. In connection with the execution of the Merger Agreement Amendment, IHI also executed the Fourth Amendment to the Forbearance and Amendment Agreement ("Fourth Amendment"). The Fourth Amendment is an amendment to the Forbearance and Amendment agreement dated as of August 31, 2001. Pursuant to the Fourth Amendment, IHI's senior lenders have agreed not to enforce their rights or seek repayment of the indebtedness under IHI's senior credit agreement through November 15, 2001. This forbearance agreement will be extended through December 31, 2001 if the definitive agreements for the sale of IHI's subsidiaries required by the Merger Agreement are entered into by November 15, 2001. The agreements described herein are attached hereto as Exhibits.

        IHI has filed a joint proxy statement with the Securities and Exchange Commission (the "SEC") to solicit the approval of the Merger Agreement and the Merger Agreement Amendment. IHI URGES INVESTORS TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors can obtain a copy of the joint proxy statement and other documents filed by IHI free of charge at the SEC's website, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.

        IHI, its officers, directors and certain other employees of IHI may be soliciting proxies from IHI shareholders in favor of the merger and may be deemed to be "participants" in the solicitation under the rules of the SEC. Information regarding the interests of participants in the solicitation is set forth in the joint proxy statement.


Item 7. Financial Statements and Exhibits

(c) Exhibits

      Exhibit No.   Description of Exhibit                                       Reference
      -----------   ----------------------                                       ---------

       2.1          Second Amendment to Agreement and Plan of Merger
                    dated October 31, 2001 by and among IHI, T-3
                    Energy Services, Inc. and First Reserve Fund VIII,
                    Limited Partnership                                          Filed herewith.

      10.1          Fourth Amendment to Forebearance and Amendment
                    Agreement dated as of October 19, 2001 by and among
                    IHI, a group of affiliated business entities of IHI,
                    National Bank of Canada, Hibernia National Bank, and
                    Comerica Bank-Texas                                          Filed herewith.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Industrial Holdings, Inc.
                                          (Registrant)



Date: November 14, 2001             By: /s/ TITUS H. HARRIS, III
                                       --------------------------
                                    Titus H. Harris, III
                                    Executive Vice President and
                                    Chief Financial Officer

                               INDEX TO EXHIBITS


      Exhibit No.   Description of Exhibit                                       Reference
      -----------   ----------------------                                       ---------

       2.1          Second Amendment to Agreement and Plan of Merger
                    dated October 31, 2001 by and among IHI, T-3
                    Energy Services, Inc. and First Reserve Fund VIII,
                    Limited Partnership                                          Filed herewith.

      10.1          Fourth Amendment to Forebearance and Amendment
                    Agreement dated as of October 19, 2001 by and among
                    IHI, a group of affiliated business entities of IHI,
                    National Bank of Canada, Hibernia National Bank, and
                    Comerica Bank-Texas                                          Filed herewith.